Execution Version

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

Exhibit 10.29

AMENDMENT No. 1
to the Research and License Agreement
between Xencor, Inc. and Amgen Inc.

This Amendment No. 1 (“Amendment”) is entered into as of November 22, 2019 (“Amendment No. 1 Effective Date”) by and between Xencor, Inc., a corporation organized under the laws of the State of Delaware (“Xencor”), having an address of 111 West Lemon Avenue, Monrovia, California 91016 and Amgen Inc., a Delaware corporation having its principal place of business at One Amgen Center Drive, Thousand Oaks, California 91320- 1799, USA (“Amgen”). Xencor and Amgen are each referred to individually as a “Party” and together as the “Parties”.

WHEREAS, Xencor and Amgen are parties to a Research and License Agreement dated as of September 15, 2015 (the “Agreement”);

WHEREAS, the Parties mutually desire to amend, modify and restate certain terms and conditions of the Agreement regarding the payment of a certain milestone payment;

NOW THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1.DEFINITIONS

Unless otherwise defined herein, capitalized words in this Amendment shall have the meaning attributed to them in the Agreement.

The following defined term is added to the Agreement:

[***]

2.AMENDMENT

The Parties agree that, as of the Amendment No. 1 Effective Date, the Agreement is amended as set forth in this Section 2.

Section 7.2 (a)(ii) of the Agreement is deleted in its entirety and replaced with the following:

“(ii) with respect to the first occurrence of the corresponding Milestone for a Product containing or comprising a Discovery Program Compound:

Milestone	Milestone Payment
1. Development Milestones
(a) [***]	$ [***]
(b) [***]	$ [***]
(c) [***]	$ [***]
(d) [***]	$ [***]
(e) [***]	$ [***]
(f) [***]	$ [***]
(g) [***]	$ [***]
2. Sales Milestones
(a) [***]	$ [***]
(b) [***]	$ [***]
3. Total Milestone Payments for each Discovery Program	$ 260,500,000

3.INTEGRATION

Except for the section of the Agreement specifically amended hereunder, all terms and conditions of the Agreement remain and shall remain in full force and effect. This Amendment shall hereafter be incorporated into and deemed part of the Agreement and any future reference to the Agreement shall include the terms and conditions of this Amendment.

4.APPLICABLE LAW & JURISDICTION

This Amendment shall be governed by, and construed in accordance with, the laws which govern the Agreement, and the Parties submit to the jurisdiction and dispute resolution provisions as set forth in the Agreement.

5.COUNTERPARTS

This Amendment may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Signature pages of this Amendment may be exchanged by facsimile or other electronic means without affecting the validity thereof.

[Remainder of Page Intentionally Left Blank - Signature Page to Follow]

Amgen Contract No:	Page 2 of 3

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

Execution Version

IN WITNESS WH ERE OF, the Par tie s intend i ng to be bound have caused this Amendment to be executed by their duly authorized representatives.

Amgen Contract No:	Page 3 of 3

[***] = CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED AND HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.